UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Soliciting Material under §240.14a-12

VULCAN MATERIALS COMPANY
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE: The following materials were provided to participants in various Vulcan employee benefit plans by The Northern Trust Company, as trustee of such plans, in order to provide plan participants with procedural instructions regarding directing the trustee’s voting of shares held in such plans.

MATERIALS FROM VULCAN MATERIALS COMPANY

To:                              Participants in the Vulcan Materials Company Construction Materials Divisions Hourly Employees Savings Plan, Vulcan Materials Company Thrift Plan for Salaried Employees and Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan held in the Vulcan Materials Company Master Retirement Savings Trust (the “Plans”)

Re:                               The 2012 Annual Meeting of Shareholders of Vulcan Materials Company

The Northern Trust Company serves as trustee under the Vulcan Materials Company Master Retirement Savings Trust (the “Trust”).  As a participant in and a Named Fiduciary (i.e. the responsible party identified in the voting section of the each Plan Document and the Trust) under the Plans, you have the right to direct The Northern Trust Company, as trustee, how to vote the shares of Vulcan Materials Company common stock allocated to your Plan account as well as a portion of any shares for which no timely voting instructions are received from other participants.  The Plans and Trust provide that the trustee will vote the shares for which voting instructions have not been received in the same proportion as it votes the shares for which it has received such instructions unless to do so would be inconsistent with the Trustee’s duties.

The 2012 Annual Meeting of Shareholders of Vulcan Materials Company (“Vulcan”) will be held on June 1, 2012.  Vulcan has prepared a solicitation of Vulcan Shareholders regarding the following proposals:

1.               To elect as directors Phillip W. Farmer, H. Allen Franklin, Richard T. O’Brien and Donald B. Rice, each of whom are Vulcan’s proposed nominees to Vulcan’s Board of Directors;

2.               To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement;

3.               To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.               To vote against Shareholder Proposal regarding majority voting for director elections;

5.               To vote against Shareholder Proposal regarding Board declassification; and

6.               To vote against Shareholder Proposal regarding the elimination of super-majority voting.

Enclosed please find materials including the Proxy Statement prepared by Vulcan.  Please review these materials carefully before completing a voting instruction form.  If you wish to vote the Vulcan shares allocated to your Plan account, you cannot do so in person.  Instead, you must use one of the voting instruction forms you have received.  If you wish to vote the shares allocated to your plan account in favor of Vulcan’s nominees (or as otherwise recommended by Vulcan), you must complete the enclosed WHITE voting instruction form.  If you wish to vote the shares allocated to your plan account in favor of Martin Marietta’s nominees (or as otherwise recommended by Martin Marietta), you must complete the BLUE instruction form that will be sent to you under separate cover.  Please note that a separate solicitation of Shareholders (the “Martin Marietta Solicitation”) has been prepared by Martin Marietta Materials, Inc. (“Martin Marietta”).  The undersigned trustee under separate cover will be sending you information regarding the Martin Marietta Solicitation, including a Proxy Statement prepared by Martin Marietta.  Martin Marietta has submitted a separate slate of four nominees to serve as directors of Vulcan.  In order to instruct the trustee to vote for the Vulcan nominees for directors of Vulcan, you must use the enclosed WHITE instruction form.  In order to vote for the Martin Marietta nominees you must use the BLUE instruction form that will be sent to you under separate cover.  It is important that you understand that the latest dated instruction form received by the trustee will be the instruction form used by the trustee to vote the Vulcan shares allocated to your account under the Plans as well as a portion of any shares for which no timely voting instructions are received from other participants.

The number of shares of Vulcan Materials Company that you are eligible to vote is based on the balance of your Plan account on April 20, 2012, the record date for the determination of shareholders eligible to vote.  Your instructions are confidential and will be known only by The Northern Trust Company or its independent tabulation agent.  We encourage you to exercise your voting rights under the applicable Plan.  Please review the enclosed documents carefully before deciding how to vote the shares of Vulcan Materials Company allocated to your Plan account.

Please mark, sign and date the enclosed WHITE voting instruction form or the BLUE instruction form sent to you under separate cover in accordance with the instructions therein, and return it to our independent tabulation agent in the enclosed envelope.  We cannot give assurance that voting instruction forms received later than 5:00 p.m., Eastern Time, on May 29, 2012 will be honored.

Your voting instruction form will be kept strictly confidential.

Very truly yours,

THE NORTHERN TRUST COMPANY AS TRUSTEE OF THE VULCAN MATERIALS COMPANY MASTER RETIREMENT SAVINGS TRUST

MATERIALS FROM MARTIN MARIETTA MATERIALS, INC.

To:                              Participants in the Vulcan Materials Company Construction Materials Divisions Hourly Employees Savings Plan, Vulcan Materials Company Thrift Plan for Salaried Employees and Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan held in the Vulcan Materials Company Master Retirement Savings Trust (the “Plans”)

Re:                               The 2012 Annual Meeting of Shareholders of Vulcan Materials Company

The Northern Trust Company serves as trustee under the Vulcan Materials Company Master Retirement Savings Trust (the “Trust”).  As a participant in and a Named Fiduciary (i.e. the responsible party identified in the voting section of the each Plan Document and the Trust) under the Plans, you have the right to direct The Northern Trust Company, as trustee, how to vote the shares of Vulcan Materials Company common stock allocated to your Plan account as well as a portion of any shares for which no timely voting instructions are received from other participants.  The Plans and Trust provide that the trustee will vote the shares for which voting instructions have not been received in the same proportion as it votes the shares for which it has received such instructions unless to do so would be inconsistent with the Trustee’s duties.

The 2012 Annual Meeting of Shareholders of Vulcan Materials Company (“Vulcan”) will be held on June 1, 2012. Martin Marietta Materials, Inc. (“Martin Marietta”) has prepared a solicitation of Vulcan Shareholders regarding the following proposals:

1.               To elect as directors Philip R. Lochner, Jr., Edward W. Moneypenny, Karen R. Osar and V. James Sardo, each of whom are Martin Marietta’s proposed nominees to Vulcan’s Board of Directors;

Martin Marietta makes no recommendation with respect to the following proposals 2 - 6:

2.               To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement;

3.               To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.               Shareholder Proposal regarding majority voting for director elections;

5.               Shareholder Proposal regarding Vulcan Board declassification; and

6.               Shareholder Proposal regarding the elimination of super-majority voting.

Enclosed please find materials including the Proxy Statement prepared by Martin Marietta.  Please review these materials carefully before completing a voting instruction form.  If you wish to vote the Vulcan shares allocated to your Plan account, you cannot do so in person.  Instead, you must use one of the voting instruction forms you have received.  If you wish to vote the shares allocated to your plan account in favor of Martin Marietta’s nominees (or as otherwise recommended by Martin Marietta), you must complete the enclosed BLUE voting instruction form.  If you wish to vote the shares allocated to your plan account in favor of Vulcan’s nominees (or as otherwise recommended by Vulcan), you must complete the WHITE instruction form that will be sent to you under separate cover.

Please note that a separate solicitation of Shareholders (the “Vulcan Solicitation”) has been prepared by Vulcan Materials Company (“Vulcan”).  The undersigned trustee under separate cover will be sending you information regarding the Vulcan Solicitation, including a Proxy Statement prepared by Vulcan.  Vulcan has submitted a separate slate of four nominees to serve as directors of Vulcan.  In order to instruct the trustee to vote for the Martin Marietta nominees for directors of Vulcan, you must use the enclosed BLUE instruction form.  In order to vote for the Vulcan nominees you must use the WHITE instruction form that will be sent to you under separate cover.  It is important that you understand that the latest dated instruction form received by the trustee will be the instruction form used by the trustee to vote the Vulcan shares allocated to your account under the Plans as well as a portion of any shares for which no timely voting instructions are received from other participants.

The number of shares of Vulcan Materials Company that you are eligible to vote is based on the balance of your Plan account on April 20, 2012, the record date for the determination of shareholders eligible to vote.  Your instructions are confidential and will be known only by The Northern Trust Company or its independent tabulation agent.  We encourage you to exercise your voting rights under the applicable Plan.  Please review the enclosed documents carefully before deciding how to vote the shares of Vulcan Materials Company allocated to your Plan account.

Please mark, sign and date the enclosed BLUE voting instruction form or the WHITE instruction form sent to you under separate cover in accordance with the instructions therein, and return it to our independent tabulation agent in the enclosed envelope.  We cannot give assurance that voting instruction forms received later than 5:00 p.m., Eastern Time, on May 29, 2012 will be honored.

Your voting instruction form will be kept strictly confidential.

Very truly yours,

THE NORTHERN TRUST COMPANY AS TRUSTEE OF THE VULCAN MATERIALS COMPANY MASTER RETIREMENT SAVINGS TRUST